COLUMBIA FUNDS SERIES TRUST I

Columbia New York Intermediate Municipal Bond Fund

(the “Fund”)

Supplement dated December 30, 2009 to the Prospectuses dated March 1, 2009 and

Statement of Additional Information (the “SAI”) dated March 1, 2009 as revised March 31, 2009

Effective January 1, 2010, the Fund will add the Barclays Capital New York 3-15 Year Blend Municipal Bond Index as a secondary benchmark. Accordingly, as of January 1, 2010, the Fund’s Prospectuses and SAI are hereby revised and supplemented as follows:

1)	In the Prospectuses, the “FUNDimensions” information table is amended to add the Barclays Capital New York 3-15 Year Blend Municipal Bond Index.

2)	In the Prospectuses, the second paragraph under the heading “Average Annual Total Return as of December 31, 2008,” in the section entitled “Performance Information,” is deleted and replaced in its entirety as follows:

The table compares the Fund’s returns for each period with those of the Barclays Capital 3-15 Year Blend Municipal Bond Index, an index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding and rated investment grade by at least two rating agencies, and the Barclays Capital New York 3-15 Year Blend Municipal Bond Index, an index that tracks investment grade bonds issued from the state of New York and its municipalities. Prior to January 1, 2010, the Barclays Capital 3-15 Year Blend Municipal Bond Index was the Fund’s sole benchmark. The Fund added the Barclays Capital New York 3-15 Year Blend Municipal Bond Index as a secondary benchmark effective January 1, 2010 because the Advisor believes that the Barclays Capital New York 3-15 Year Blend Municipal Bond Index provides a reasonable view of the available municipal investment opportunities in New York and therefore provides an additional useful performance comparison. The Fund’s average annual returns for the one-year, five-year and ten-year periods are shown compared to the Barclays Capital 3-15 Year Blend Municipal Bond Index and the Barclays Capital New York 3-15 Year Blend Municipal Bond Index. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

3)	In the Prospectuses, the following line is added to the table under the heading “Average Annual Total Return as of December 31, 2008,” in the section entitled “Performance Information”:

	1 year	5 years	10 years
Barclays Capital New York 3-15 Year Blend Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	2.07%	3.16%	4.49%

4)	In the SAI, the table under the heading “Performance Benchmarks”, in the sub-section entitled “The Advisor and Investment Advisory Services,” within the section entitled “Investment Advisory and Other Services,” is amended to refer only to Barclays Capital New York 3-15 Year Blend Municipal Bond Index as the primary benchmark for Brian McGreevy’s management of the Fund.

Shareholders should retain this Supplement for future reference.

INT-47/30111-1209

COLUMBIA FUNDS SERIES TRUST I

Columbia High Yield Municipal Fund

(the “Fund”)

Supplement dated December 30, 2009 to the Prospectuses dated November 1, 2009

Effective January 1, 2010, the Fund’s primary performance will be the Barclays Capital High Yield Municipal Bond Index and the its supplemental performance benchmark will be a “Blended Benchmark,” a weighted custom composite established by Columbia Management Advisors, LLC (the “Advisor”), consisting of the Barclays Capital High Yield Municipal Bond Index and the Barclays Capital Municipal Bond Index. Accordingly, effective January 1, 2010, the Fund’s Prospectuses are revised and supplemented as follows:

1)	The reference to the Fund’s previous benchmark in the “FUNDimensions” information table is deleted and replaced in its entirety with reference to both of the following benchmarks:

Barclays Capital High Yield Municipal Bond Index

Blended Benchmark*

*	A custom composite, established by the Advisor, consisting of a 60% weighting of the Barclays Capital High Yield Municipal Bond Index and a 40% weighting of the Barclays Capital Municipal Bond Index.

2)	The second paragraph under the heading “Average Annual Total Return as of December 31, 2008,” in the section entitled “Performance Information,” is deleted and replaced in its entirety as follows:

The table compares the Fund’s returns for each period with those of the Fund’s primary benchmark, the Barclays Capital High Yield Municipal Bond Index, an index which is comprised of bonds with maturities greater than one-year, having a par value of at least $3 million issued as part of a transaction size greater than $20 million, and rated no higher than ‘BB+’ or equivalent by any of the three principal rating agencies, and a Blended Benchmark*, which is a weighted custom composite, established by the Advisor, consisting of the Barclays Capital High Yield Municipal Bond Index and the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal Bond Index is an index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Prior to January 1, 2010, the Barclays Capital Municipal Bond Index was the Fund’s sole benchmark. The Fund changed its primary benchmark because the attributes of the Fund better align with that of the Barclays Capital High Yield Municipal Bond Index than the previous benchmark. The Fund added the Blended Benchmark effective January 1, 2010 because the Advisor believes that the Blended Benchmark provides investors with a comparison that more narrowly approximates the Fund’s investable universe. The Fund’s average annual returns for the one-year, five-year and ten-year periods are shown compared to the one-year and five-year periods for Barclays Capital High Yield Municipal Bond Index and the Blended Benchmark as well as the one-year, five-year and ten-year periods for Barclays Capital Municipal Bond Index. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

*	A custom composite, established by the Advisor, consisting of a 60% weighting of the Barclays Capital High Yield Municipal Bond Index and a 40% weighting of the Barclays Capital Municipal Bond Index.

3)	The following lines are added to the table under the heading “Average Annual Total Return as of December 31, 2008,” in the section entitled “Performance Information”:

	1 year	5 years	10 years

Barclays Capital High Yield Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	-27.01%	-1.06%	n/a	(b)

Blended Benchmark* (reflects no deductions for fees, expenses or taxes)	-17.82%	0.49%	n/a	(b)

(b)	Ten-year information is not available because the inception date of the Barclays Capital High Yield Municipal Bond Index is May 22, 2003.
*	A custom composite, established by the Advisor, consisting of a 60% weighting of the Barclays Capital High Yield Municipal Bond Index and a 40% weighting of the Barclays Capital Municipal Bond Index.

Shareholders should retain this Supplement for future reference.

INT-47/30307-1209